UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 7/31/14

Item 1.  Reports to Stockholders.

Annual Report
July 31, 2014

1-877-464-3111
www.thebetafund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders,

As we approach the five year anniversary of the launch of the GMG Defensive Beta Fund (the “fund”), we are very proud of what we have accomplished over those years, and especially proud of how well we have performed over the past year.

Since our launch, we have cut our investment management fees and overall fees four times and have eliminated the fund’s 12b1 fee all as part of our commitment to provide investors with superior investment solutions at below category fees.

During the year that ended July 31, 2014 the fund adhered to its investment strategy and disciplines, which led the portfolio management team to maintain an overweight position in U.S. equities and remain underweight in commodities and fixed income instruments. For the year that ended July 31, 2014, the fund had a total return of 8.58%, significantly outpacing its blended benchmark (comprised of a blend of 50% CBOE 30 Year Treasury Bond Index and 50% of the S&P 500 Total Return Index) which had a total return of 3.29%, as well as being above the average return for the funds in the Morningstar Multi-Alternative category, which according to Morningstar had a total return of 3.31% for the same time period. The portfolio benefited from the overweight positions in large-cap U.S. stocks and was further enhanced by our option hedging strategies, which include covered-call writing, put spreads and similar non-leveraged strategies. I aggregate we estimate that the use of these hedging strategies added approximately 0.7% of absolute performance to the portfolio. Additionally the fund remained underweight in its commodity exposure.

Looking ahead, we continue to see rising market volatility brought on by continued geopolitical events. However, we continue to expect outperformance by U.S. equities, as well as an improving environment for commodities. Based on this expectation, as well as rising inflationary pressures, we believe that our portfolio is well positioned to take advantage of this landscape all the while mitigating overall portfolio volatility. We do not anticipate making significant changes to our overall strategy based on the data and information currently available.

Everyone at Montebello Partners LLC is proud of the work we have done on the behalf of our shareholders and look forward to serving your investment needs for years to come. We will continue to focus our attention on portfolio management and strategy and remain steadfast in our commitment to putting investors first.

Sincerely,

Oliver Pursche

Managing Member / General Partner

1256-NLD-8/12/2014

1

GMG Defensive Beta Fund
PORTFOLIO REVIEW
July 31, 2014 (Unaudited)

The Fund’s performance figures* for the periods ended July 31, 2014, as compared to its benchmark:

			Since Inception**
	One Year	Three Year	July 31, 2014
GMG Defensive Beta Fund	8.58%	6.37%	6.46%
S&P 500 Total Return Index	16.94%	16.84%	16.80%
CBOE 30 Year Treasury Bond Index	(9.19)%	(7.12)%	(4.72)%
Blended Benchmark Index	3.29%	4.64%	5.92%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the November 29, 2013 prospectus, the Fund’s total annual operating expense ratio is 2.04% (before waiver). For performance information current to the most recent month-end, please call 1-877-464-3111.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of 500 of the largest US domiciled companies. The index does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

The Chicago Board Options Exchange (CBOE) 30-Year Treasury-Bond Index is based on the yield-to-maturity of the most recently auctioned 30 Year Treasury Bond. Investors cannot invest directly in an index.

The Blended Benchmark Index represents a blend of 50% CBOE 30 Year Treasury Bond Index and 50% S&P 500 Total Return Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

**	Inception date is September 1, 2009.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry Sector/Asset Class as of July 31, 2014	% of Net Assets
Pharmaceuticals	10.1%
Retail	8.8%
Commodity Funds	8.2%
Equity Funds	7.4%
Purchased Options	7.0%
Computers	6.6%
Telecommunications	5.6%
Oil & Gas	5.4%
Internet	5.3%
Diversified Financial Services	5.1%
Other +	32.1%
Other assets and liabilities - net	-1.6%
100.0%

+	Other represents less than 5.1% weightings in Aerospace/Defense, Asset Allocation Funds, Banks, Beverages, Chemicals, Commercial Services, Debt Funds, Forest Products & Paper, Household Products/Wares, Machinery Construction & Mining, Machinery Diversified, Oil & Gas Services, Private Equity, Real Estate Investment Trusts, Semiconductors, Short-Term Investments, Software and Transportation.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

2

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2014

Shares		Value
	COMMON STOCKS - 75.8%
	AEROSPACE/DEFENSE - 4.0%
5,800	The Boeing Co.	$698,784
4,500	United Technologies Corp.	473,175
		1,171,959
	BANKS - 1.1%
5,400	JPMorgan Chase & Co.	311,418

	BEVERAGES - 2.0%
6,475	PepsiCo, Inc.	570,448

	CHEMICALS - 1.9%
4,970	Monsanto Co.	562,057

	COMMERCIAL SERVICES - 1.9%
5,325	United Rentals, Inc. *	563,918

	COMPUTERS - 6.6%
9,660	Apple, Inc.	923,206
20,600	EMC Corp.	603,580
2,000	International Business Machines Corp.	383,340
		1,910,126
	DIVERSIFIED FINANCIAL SERVICES - 5.1%
11,000	The Charles Schwab Corp.	305,250
5,800	Piper Jaffray Cos. *	299,280
4,130	Visa, Inc. - Cl. A	871,471
		1,476,001
	FOREST PRODUCTS & PAPER - 1.4%
8,750	International Paper Co.	415,625
167	Veritiv Corp. *	6,672
		422,297
	HOUSEHOLD PRODUCTS/WARES - 1.9%
7,400	Tupperware Brands Corp.	538,572

	INTERNET - 5.3%
2,000	Amazon.com, Inc. *	625,980
800	Google, Inc. - Cl. A*	463,640
800	Google, Inc. - Cl. C*	457,280
		1,546,900
	MACHINERY-CONSTRUCTION & MINING - 1.8%
5,130	Caterpillar, Inc.	516,847

	MACHINERY-DIVERSIFIED - 1.5%
5,300	Deere & Co.	451,083

	OIL & GAS - 5.4%
4,000	Apache Corp.	410,640
6,050	Exxon Mobil Corp.	598,587
8,500	Total SA - ADR	548,250
		1,557,477
	OIL & GAS SERVICES - 1.4%
4,600	National Oilwell Varco, Inc.	372,784
1,150	NOW, Inc. *	37,019
		409,803

See accompanying notes to financial statements.

3

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2014

Shares		Value
	PHARMACEUTICALS - 10.1%
12,100	Abbott Laboratories	$509,652
10,750	AbbVie, Inc.	562,655
11,675	Express Scripts Holding Co. *	813,164
10,950	Merck & Co., Inc.	621,303
5,000	Novartis AG - ADR	434,700
		2,941,474
	PRIVATE EQUITY - 1.5%
13,500	The Blackstone Group LP	441,180

	REAL ESTATE INVESTMENT TRUST - 1.8%
7,000	Crown Castle International Corp.	519,260

	RETAIL - 8.8%
7,500	The Cheesecake Factory, Inc.	321,600
11,350	CVS Caremark Corp.	866,686
8,350	Dollar Tree, Inc. *	454,825
9,700	Foot Locker, Inc.	461,041
4,800	McDonald’s Corp.	453,888
		2,558,040
	SEMICONDUCTORS - 2.8%
12,250	Intel Corp.	415,152
5,500	Qualcomm, Inc.	405,350
		820,502
	SOFTWARE - 1.5%
6,500	Adobe Systems, Inc. *	449,215

	TELECOMMUNICATIONS - 5.6%
15,500	AT&T, Inc.	551,645
21,200	Cisco Systems, Inc.	534,876
10,600	Verizon Communications, Inc.	534,452
		1,620,973
	TRANSPORTATION - 2.4%
23,100	CSX Corp.	691,152

	TOTAL COMMON STOCKS (Cost $15,066,595)	22,050,702
	EXCHANGE TRADED FUNDS AND NOTES - 17.6%
	ASSET ALLOCATION FUND - 1.3%
5,500	ProShares UltraShort Yen *+	367,620

	COMMODITY FUNDS - 8.2%
4,450	ETFS Physical Palladium Shares *+	376,559
1,850	ETFS Platinum Trust *+	262,719
3,800	iPath Dow Jones-UBS Agriculture Subindex Total Return ETN *+	171,076
3,700	iPath Dow Jones-UBS Coffee Subindex Total Return ETN *+	140,156
7,000	iPath Goldman Sachs Crude Oil Total Return Index ETN *+	166,530
13,200	iShares Silver Trust *+	258,456
5,700	PowerShares DB Agriculture Fund *+	152,817
8,800	PowerShares DB Base Metals Fund *+	156,024
13,200	PowerShares DB Energy Fund *+	383,064
2,600	SPDR Gold Shares *+	320,814
		2,388,215

See accompanying notes to financial statements.

4

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2014

Shares		Value
	DEBT FUND - 0.7%
7,000	SPDR Barclays Short Term High Yield Bond ETF	$212,590

	EQUITY FUNDS - 7.4%
12,600	db X-trackers MSCI EAFE Hedged Equity Fund	344,610
5,200	Guggenheim S&P 500 Equal Weight ETF	389,584
3,500	iShares Russell 2000 ETF ^	388,815
2,000	SPDR S&P 500 ETF Trust ^	386,180
2,600	Vanguard Small-Cap Growth ETF	313,872
3,200	Vanguard Small-Cap Value ETF	321,440
		2,144,501

	TOTAL EXCHANGE TRADED FUNDS AND NOTES - 17.6% (Cost $4,998,913)	5,112,926
Number of
Contracts
	PURCHASED OPTIONS - 7.0%
2,500	iShares Russell 2000 ETF, September 2014, Call @ $116 *+#	277,500
2,500	iShares Russell 2000 ETF, September 2014, Call @ $124 *+#	20,000
2,500	iShares Russell 2000 ETF, September 2014, Put @ $112 *+@	945,000
1,000	SPDR S&P 500 ETF Trust, September 2014, Call @ $200 *+#	90,000
1,000	SPDR S&P 500 ETF Trust, September 2014, Put @ $183 *+@	176,000
1,000	SPDR S&P 500 ETF Trust, September 2014, Put @ $195 *+@	517,000
	TOTAL OPTIONS (Cost - $2,246,464)	2,025,500
Shares
	SHORT-TERM INVESTMENT - 1.2%
	MONEY MARKET FUND - 1.2%
349,413	Reich & Tang Daily Income Fund - Money Market Portfolio - Institutional Class, to yield 0.03% ** (Cost - $349,413)	349,413

	TOTAL INVESTMENTS - 101.6% (Cost $22,661,385) (a)	$29,538,541
	OTHER ASSETS & LIABILITIES - NET - (1.6)%	(466,520)
	TOTAL NET ASSETS - 100.0%	$29,072,021
	Schedule of Options Written*
Number of
Contracts	Security, Expiration Date, Exercise Price	Value
5,000	iShares Russell 2000 ETF, September 2014, Call @ $120 +#	$155,000
2,500	iShares Russell 2000 ETF, September 2014, Put @ $114 +@	1,192,500
1,000	SPDR S&P 500 ETF Trust, September 2014, Call @ $198 +#	155,000
2,000	SPDR S&P 500 ETF Trust, September 2014, Put @ $189 +@	590,000
	TOTAL (Premiums received $2,175,768)	$2,092,500

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $20,617,885 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,072,999
Unrealized Depreciation:	(244,843)
Net Unrealized Appreciation:	$6,828,156

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2014.

+	All or a portion of this investment is a holding of the GMG Commodity Fund Limited.

^	All or a portion of this security is held as collateral for written call options.

@	Each put option contract allows the holder of the option to sell 100 shares of the underlying security.

#	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

5

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
July 31, 2014

ASSETS
Investment securities:
At cost	$22,661,385
At value	$29,538,541
Cash	884,924
Cash held at Broker	700,269
Dividends and interest receivable	47,564
Receivable for Fund shares sold	31,829
Prepaid expenses and other assets	13,543
TOTAL ASSETS	31,216,670

LIABILITIES
Options written, at value (premiums received $2,175,768)	2,092,500
Fund shares repurchased	12,329
Investment advisory fees payable	18,811
Fees payable to other affiliates	9,077
Accrued expenses and other liabilities	11,932
TOTAL LIABILITIES	2,144,649
NET ASSETS	$29,072,021

Net Assets Consist Of:
Paid in capital	$22,554,322
Undistributed net investment income	97,465
Accumulated net realized loss from security transactions and options transactions	(540,190)
Net unrealized appreciation of investments and options written	6,960,424
NET ASSETS	$29,072,021

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,158,907
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share (a)	$13.47

(a)	Redemptions made within 15 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

6

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended July 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $5,770)	$471,497
Interest	740
TOTAL INVESTMENT INCOME	472,237

EXPENSES
Investment advisory fees	272,259
Administrative services fees	43,064
Transfer agent fees	37,522
Accounting services fees	28,571
Registration fees	24,330
Printing and postage expenses	23,211
Legal fees	18,257
Audit fees	15,726
Compliance officer fees	14,771
Trustees’ fees and expenses	9,868
Custodian fees	6,528
Insurance expense	888
Non 12b-1 shareholder services fees	16
Other expenses	805
TOTAL EXPENSES	495,816

Less: Fees waived by the Advisor	(90,046)

NET EXPENSES	405,770
NET INVESTMENT INCOME	66,467

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	322,115
Options written	19,863
Purchased options	(296,476)
45,502
Net change in unrealized appreciation (depreciation) of:
Investments	2,124,727
Options written	89,702
Purchased options	(141,737)
2,072,692
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,118,194

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,184,661

See accompanying notes to financial statements.

7

GMG Defensive Beta Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31,	July 31,
	2014	2013
FROM OPERATIONS
Net investment income	$66,467	$29,864
Net realized gain from security transactions and options transactions	45,502	81,446
Net change in unrealized appreciation of investments and options written	2,072,692	2,265,942
Net increase in net assets resulting from operations	2,184,661	2,377,252

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,175)	—
Net decrease in net assets from distributions to shareholders	(10,175)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	7,444,925	5,234,930
Net asset value of shares issued in reinvestment of distributions to shareholders	9,930	—
Redemption fee proceeds	146	65
Payments for shares redeemed	(5,601,145)	(4,248,637)
Net increase in net assets from shares of beneficial interest	1,853,856	986,358

TOTAL INCREASE IN NET ASSETS	4,028,342	3,363,610

NET ASSETS
Beginning of Period	25,043,679	21,680,069
End of Period*	$29,072,021	$25,043,679
* Includes undistributed net investment income of:	$97,465	$40,215

SHARE ACTIVITY
Shares Sold	567,242	441,225
Shares Reinvested	747	—
Shares Redeemed	(427,734)	(361,901)
Net increase in shares of beneficial interest outstanding	140,255	79,324

See accompanying notes to financial statements.

8

GMG Defensive Beta Fund

 CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2014	2013	2012	2011	2010 (1)
Net asset value, beginning of period	$12.41	$11.18	$11.30	$9.73	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.03	0.02	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and options transactions	1.04	1.21	0.01	1.63	(0.20)
Total from investment operations	1.07	1.23	(0.02)	1.57	(0.27)
Less distributions from:
Net investment income	(0.01)	—	(0.08)	—	—
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.01)	—	(0.10)	—	—
Paid-in-Capital from Redemption Fees (3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$13.47	$12.41	$11.18	$11.30	$9.73
Total return (4)	8.58%	11.00%	(0.13)%	16.14%	(2.70)	% (9)
Net assets, end of period (000s)	$29,072	$25,044	$21,680	$20,407	$14,589
Ratio of gross expenses to average net assets (5)(6)	1.82%	2.23%	2.49%	2.69%	3.30	% (8)
Ratio of net expenses to average net assets (6)	1.49%	1.57%	1.74%	1.81%	1.99	% (8)
Ratio of net investment income (loss) to average net assets (7)	0.24%	0.13%	(0.30)%	(0.56)%	(0.90	)% (8)
Portfolio Turnover Rate	24%	14%	30%	38%	46	% (9)

(1)	The GMG Defensive Beta Fund commenced operations on September 1, 2009.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

9

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2014

1.	ORGANIZATION

The GMG Defensive Beta Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

10

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

11

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2014 for the Fund’s assets and liabilities measured at fair value:

GMG Defensive Beta Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,050,702	$—	$—	$22,050,702
Exchange Traded Funds and Notes	5,112,926	—	—	5,112,926
Purchased Options	2,025,500	—	—	2,025,500
Money Market Fund	349,413	—	—	349,413
Total	$29,538,541	$—	$—	$29,538,541

Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$2,092,500	$—	$—	$2,092,500

There were no transfers into or out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.
12

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

Consolidation of Subsidiaries – GMG Commodity Fund Limited (“GMG-CFC”) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of GMG-CFC, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) that acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GMG-CFC utilizes commodity-based exchange traded funds, exchange traded notes and derivative products to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, GMG may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFC is as follows:

		CFC Net Assets at	% Of Fund Net Assets at
	Inception Date of CFC	July 31, 2014	July 31, 2014
GMG-CFC	1/7/2010	$4,275,764	14.71%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund may maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses not readily identifiable to a specific fund are allocated in such a manner as deemed

13

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2014

equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013 or expected to be taken in the Fund’s 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

14

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2014, the Fund had a loss of $296,476 on purchased options, and this loss is included in the line item marked “Net realized loss from purchased options” on the Consolidated Statement of Operations in this shareholder report. The net change in unrealized depreciation on purchased options was $141,737 for the year ended July 31, 2014 and is included in the line marked “Net change in unrealized appreciation (depreciation) of purchased options” on the Consolidated Statement of Operations.

For the year ended July 31, 2014, the Fund had a gain of $19,863 on options written and this gain is included in the line item marked “Net realized gain from options written” on the Consolidated Statement of Operations in this shareholder report. The net change in unrealized appreciation on options written was $89,702 for the year ended July 31, 2014 and is included in the line marked “Net change in unrealized appreciation (depreciation) of options written” on the Consolidated Statement of Operations.

The number of option contracts written and the premiums received by the Fund during the year ended July 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	176	$26,284
Options written	10,520	2,183,975
Options expired	(108)	(11,852)
Options exercised	(20)	(8,207)
Options closed	(68)	(14,432)
Options outstanding, end of the year	10,500	$2,175,768

15

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of July 31, 2014.

Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities

Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments Pledged		Cash Collateral Pledged	Net Amount
Options Written Contracts	$2,092,500	(1)	$—	$2,092,500	$2,092,500	(1)	$—	$—
Total	$2,092,500		$—	$2,092,500	$2,092,500		$—	$—

(1)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $8,020,485 and $6,148,504, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Montebello Partners, LLC serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended July 31, 2014, the Fund incurred advisory fees of $272,259.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for

16

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2014

other expenses to the extent necessary so that the total expenses incurred by the Fund exclusive of any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation do not exceed 1.49% per annum of the Fund’s average daily net assets. Prior to December 1, 2012, the Advisor agreed to waive a portion of its advisory fee so that total expenses incurred by the Fund did not exceed 1.74% per annum. For the year ended July 31, 2014, the Advisor waived fees in the amount of $90,046.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.49% of the Fund’s average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.49% of the Fund’s average daily net assets. If Fund Operating Expenses subsequently exceed 1.49% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for ear waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the listed dates.

7/31/2015	7/31/2016	7/31/2017	Total
$152,386	$151,801	$90,046	$394,233

The Trust, with respect to the Fund has adopted a the Trust’s Master Distribution and Shareholding Servicing Plan (the “Plan”), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. Effective July 1, 2013, the Plan has been de-activated and no 12b-1 fee is currently accruing, or will accrue until the Trust’s Board of Trustees approves the reactivation of the Plan. Upon Board approval, the Fund may reactivate the Plan after providing shareholders advance notification before the Fund may begin accruing 12b-1 fees again. For the year ended July 31, 2014, there was no 12b-1 fee charged to the Fund.

During the year ended July 31, 2014, Gary Goldberg & Co., a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund. These trades were cleared through National Financial Services and Gary Goldberg & Co. received $31,957 in trade commissions.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS also provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

17

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 15 days. For the year ended July 31, 2014, the Fund assessed $146 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2014	July 31, 2013
Ordinary Income	$10,175	$—
Long-Term Capital Gain	—	—
Return of Capital	—
	$10,175	$—

There were no distributions for the fiscal year ended July 31, 2013.

As of July 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$57,586	$—	$(60,632)	$(307,411)	$—	$6,828,156	$6,517,699
18

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2014

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on straddles, adjustments for partnerships, and the Fund’s holding in GMG Fund Limited.

At July 31, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$60,632	$—	$60,632

Permanent book and tax differences, primarily attributable to the adjustment for non-deductible expenses, resulted in reclassifications for the year ended July 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(958)	$958	$—

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Consolidated Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust and
Shareholders of
The GMG Defensive Beta Fund

We have audited the accompanying consolidated statement of assets and liabilities of The GMG Defensive Beta Fund, a series of Northern Lights Fund Trust (the “Trust”), including the consolidated portfolio of investments, as of July 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period September 1, 2009 (commencement of operations) through July 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of The GMG Defensive Beta Fund as of July 31, 2014, and the results of its consolidated operations for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period September 1, 2009 through July 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 26, 2014

20

GMG Defensive Beta Fund

EXPENSE EXAMPLES

July 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2014 through July 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period **
GMG Defensive Beta Fund	2/1/14	7/31/14	2/1/14 – 7/31/14*	2/1/14 – 7/31/14
Actual	$1,000.00	$1,051.50	$7.58	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.
21

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION

July 31, 2014 (Unaudited)

GMG Defensive Beta Fund (Adviser - Montebello Partners, LLC)

In connection with the regular meeting held on March 26-27, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement between Montebello Partners, LLC (“Montebello”) and the Trust (the “Advisory Agreement”), with respect to GMG Defensive Beta Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted that Montebello was established in 2008 with the objective of providing an investment solution for investors who are not looking to expose themselves to individual asset class volatility but looking to seek capital appreciation that will outperform inflation. The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and noted their dual association with Montebello and Gary Goldberg Financial Services. The Trustees discussed their satisfaction with the investment team’s reputation and breadth of financial industry experience. The Board further noted that certain members of the investment team have also been regular contributors to CNBC, Bloomberg Television, The Financial Times, and The Wall Street Journal. The Board acknowledged that the adviser indicated that it utilized consistent and replicable investment, research and compliance processes, which in turn, helped ensure adherence with all applicable procedures and guidelines. The Board expressed its satisfaction with the adviser’s reported strong compliance program, which has a dedicated CCO who is an attorney by trade and a partner of the firm, and has full autonomy and absolute authority to implement whatever policies are necessary to protect the Fund and its shareholders. While not all strategy risks can be eliminated, the Board considered that Montebello reported it utilizes both technical and fundamental analysis along with portfolio diversification with respect to individual securities and industry sectors in attempting mitigate portfolio risk. The Trustees also noted the adviser represented that its CCO receives and reviews daily, weekly and monthly reports monitoring Fund compliance to investment limitations and has retained the services of an outside compliance consultant to review and strengthen the firm’s compliance procedures. The Board reviewed Montebello’s broker-dealer selection process and use of an affiliated broker-dealer, and was satisfied with their approach to best execution practices, which includes the services of an independent outside compliance consultant to review and monitor best execution practice compliance. The Board further considered that the adviser reported no material compliance or litigation issues since the last advisory contract approval. The Trustees expressed their satisfaction that the Fund received a 5-Star Morningstar rating as of December 31, 2013, a reflection of the investment team’s commitment and competency. The Board concluded that the adviser will continue to provide a high level of quality service to the Fund to the benefit of its shareholders.

Performance. The Trustees evaluated the performance of the Fund. The Trustees noted that the Fund achieved a 4-Star Morningstar rating as of February 28, 2014, and ranked in the top 1st percentile of the Morningstar category for performance for the past year. The Trustees also noted the Fund’s consistent generation of return in the multi-alternative asset class. The Trustees noted that the Fund had a high correlation to the S&P 500, and that significant upside was being captured by the Fund. The Trustees further noted that the Fund showed a standard deviation that was lower than the benchmark, and they concluded that risk management strategies were being successfully employed. After considering these factors, the Trustees concluded that the Fund’s performance was satisfactory.

22

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2014 (Unaudited)

Fees and Expenses. The Trustees noted that the adviser charged an annual advisory fee of 1.00%, which amounted to 0.56% after waiver during the prior year. The Trustees noted that the adviser’s fee was equal to the peer group average, and was lower than the average fee of the Morningstar category (1.05%). With respect to the Fund’s net expense ratio, the Trustees noted that the Fund’s net expense ratio of 1.60% was below both the peer group average of 1.67% and the Morningstar category average of 1.98%. Based on these factors, the Trustees concluded that the fee and overall expense ratio were very much in line with comparable funds and reasonable.

Economies of Scale. The Trustees noted that the adviser anticipated $35 million in Fund assets by the end of the year and indicated a willingness to discuss breakpoints at reasonable asset levels. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, while economies had not been reached at this time, the matter of economies of scale would be revisited as the Fund size increases.

Profitability. The Trustees reviewed a profitability analysis provided by the adviser and noted the gross fees earned by the adviser and the net fees paid after waiver due to the expense cap. They considered that over the last fiscal year the adviser continued to waive a significant amount of fees to the benefit of shareholders. After further discussion, the Trustees concluded that the net profits reported as earned by the adviser were not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of GMG Defensive Beta Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
23

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2014 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios in
			Fund
			Complex**
Name, Address and	Position/Term	Principal Occupation During	Overseen by	Other Directorships held by Trustee
Year of Birth	of Office*	the Past Five Years	Trustee	During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	99	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	99	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	99	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	99	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

7/31/14 – NLFT_v1

24

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2014 (Unaudited)

Interested Trustees and Officers
Number of
Portfolios in
Fund
Complex**
Name, Address and	Position/Term	Principal Occupation During the	Overseen by	Other Directorships held by Trustee
Year of Birth	of Office*	Past Five Years	Trustee	During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager,	99	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice- President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-464-3111.

7/31/14 – NLFT_v1

25

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
26

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-464-3111 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-464-3111.

INVESTMENT ADVISOR

Montebello Partners, LLC
75 Montebello Road
Suffern, NY 10901

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $14,200

2013 - $13,900

2012 - $ 13,900

2011 - $ 13,500

(b)

Audit-Related Fees

2014 - None

2013 - None

2012 – None

2011 – None

(c)

Tax Fees

2014 - $3,100

2013 - $3,100

2012 - $3,100

2011 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

2012 – None

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

 2012

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

                          Tax Fees:

0.00%

0.00%

0.00%

0.00%

                          All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 -  $3,100

2013 – $3,100

                          2012 – $3,100

                          2011 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/6/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/6/14